SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF THE REPORT (Date of Earliest Event Reported): July 15, 1997

                          REPUBLIC FIRST BANCORP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       PENNSYLVANIA                   0-17007                 23-2486815
(STATE OR OTHER JURISDICTION     (COMMISSION FILE          (I.R.S. EMPLOYER
     OF INCORPORATION)                 NUMBER)              IDENTIFICATION NO.)

                    1608 WALNUT STREET, PHILADELPHIA PA 19103
              (ADDRESS AND ZIP CODE OF PRINCIPAL EXECUTIVE OFFICES)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (215) 735-4422

                          FIRST REPUBLIC BANCORP, INC.
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED FROM LAST REPORT)


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Item 5.  Other Events.

         On July 15, 1997, Registrant amended its certificate of incorporation to change its name from "First Republic Bancorp, Inc." to "Republic First Bancorp, Inc." A copy of the press release announcing this change is attached as
Exhibit 99.1.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   REPUBLIC FIRST BANCORP, INC.
                                         (Registrant)

Dated: July 16, 1997                     By: /s/   GEORGE S. RAPP
                                                   --------------
                                                   George S. Rapp,
                                                   Executive Vice President and
                                                   Chief Financial Officer




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